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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


                     PURSUANT TO SECTION l3 OR l5(d) OF THE
                         SECURITIES EXCHANGE ACT OF l934


Date of report (Date of earliest event reported)  November 7, 1997



                          SWISSRAY INTERNATIONAL, INC.
                 (Exact Name of Registrant as Specified in Charter)


         NEW YORK                      0-2697                  16-0950197
  (State or Other Juris-            (Commission            (I.R.S. Employer
diction of Incorporation)           File Number)          Identification No.)


             200 EAST 32ND STREET SUITE 34-B, NEW YORK, NEW YORK      10016
(Address of Principal Executive Offices)                             (Zip Code)

                                 (212) 545-0095
                (Registrant's telephone number, including area code)


            (Former Name or Former Address, if Changed Since Last Report)
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Item 4.     Changes in Registrant's Certifying Accountant.

            (a)   Previous independent accountants.

                 (i) On November 7, 1997, the Registrant's former accountants, Bederson & Co. LLP, were dismissed.

                 (ii) The reports of Bederson & Co. LLP on the financial statements for the past two fiscal years of the Registrant contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

                 (iii) The Registrant's Board of Directors participated in and approved the decision to change independent accountants.

                 (iv) In connection with its audits for the two most recent fiscal years and through November 7, 1997, there were no disagreements with Bederson & Co. LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Bederson & Co. LLP, would have caused Bederson & Co. LLP to make reference to them in their report on the financial statements for such years.

                 (v) The Registrant has provided Bederson & Co. LLP with a copy of the disclosures contained herein in response to Item 304 (a) of Regulation S-K no later than the day that the disclosures are filed with the Securities and Exchange Commission. Furthermore, the Registrant has requested Bederson & Co. LLP to furnish the Registrant with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the statements made by the Registrant in response to Item 304 (a) of Regulation S-K and, if not, stating the respects in which it does not agree. The Registrant has requested Bederson & Co. LLP to provide the letter as promptly as possible so that the Registrant can either (i) file the letter with this report; or (ii) with the Securities and Exchange Commission within 10 business days after the filing of this report. Notwithstanding the 10-business day period, the Registrant will file the letter by amendment within 2 business days of receipt.

            (b)   New independent accountants.

            The Registrant engaged Coopers & Lybrand L.L.P. as its new independent accountants as of November 7, 1997. This was approved by the Registrant's Board of Directors. Coopers & Lybrand L.L.P. has audited the books, records and accounts of the Registrant's Swiss subsidiaries for the fiscal year ended June 30, 1997. During the two most recent fiscal years and through November 7, 1997, the Registrant has not consulted with Coopers & Lybrand L.L.P. regarding any of the matters set forth in Item 304 (a) (2) (i) of Regulation S-K.
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                                    SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                    SWISSRAY INTERNATIONAL, INC.


Dated: November 14, 1997            By: /s/ Ruedi G. Laupper
                                        --------------------
                                    RUEDI G. LAUPPER
                                    Chairman of the Board,
                                    President and Chief Executive Officer